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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2005

                         CATALINA MARKETING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     1-11008                33-0499007
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)        Identification Number)

200 Carillon Parkway, St. Petersburg, Florida                    33716-2325
    (Address of Principal Executive                              (Zip Code)
               Offices)

       Registrant's Telephone Number, Including Area Code: (727) 579-5000



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure


     On April 25, 2005, Catalina Marketing Corporation announced that Susan Klug will step down from her position as Chief Development Officer, as of May 20, 2005.


         Note: Information in this report (including the exhibit) furnished pursuant to Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibit

Exhibit Number          Description
--------------          -----------

99.1                    Press Release dated April 25, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant's behalf.



April 25, 2005                           CATALINA MARKETING CORPORATION
                                         ------------------------------

                                         (Registrant)


                                                /s/ Robert D. Woltil

                                                --------------------------------
                                         Name:  Robert D. Woltil
                                         Title: Interim Chief Financial Officer


Date: April 25, 2005


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Exhibit Index

Exhibit Number          Description
--------------          --------------------------------------------------------
99.1                    Press Release dated April 25, 2005.